UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 12, 2026
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective May 12, 2026, the Board of Directors (the "Board") of S&T Bancorp, Inc. (“S&T”) amended and restated S&T’s Bylaws (as so amended and restated, the “Bylaws”), to remove provisions applicable to "Grandfathered Directors" and the "Credit Risk Committee" from Article II, Section 203 and Article III, Sections 301, 306 and 308, respectively.
Article II, Section 203 of the Bylaws regarding director eligibility and mandatory retirement was amended to remove certain provisions applicable to "Grandfathered Directors," who were directors that served on the Board and attained the age of sixty-five prior to the 2014 Annual Meeting, making them eligible for continued service on the Board until age seventy-five. Due to the passage of time, such provisions are no longer applicable to any current or future member of the Board.
Article III, Sections 301, 306 and 308 of the Bylaws were amended to remove certain references and provisions applicable to the Credit Risk Committee, consistent with the Board's dissolution of that committee as previously disclosed.
Clean and marked copies of S&T’s Bylaws are filed herewith as Exhibits 3.1 and Exhibit 3.2. The foregoing description of the Bylaws does not purport to be complete and should be read in conjunction with the full text of S&T’s Bylaws filed herewith and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Bylaws of S&T Bancorp, Inc., as amended and restated through May 12, 2026 (Clean Version)
3.2	Bylaws of S&T Bancorp, Inc., as amended and restated through May 12, 2026 (Marked Version)
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 15, 2026	Mark Kochvar Senior Executive Vice President, Chief Financial Officer